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                                                                    Exhibit 10.4



                                                      Miami-Dade County, Florida
================================================================================


                               AMENDMENT NO. 1 TO
                   MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES AND RENTS, FINANCING STATEMENT AND
                                 FIXTURE FILING
                                       BY

                            BENTLEY'S LUGGAGE CORP.,
                                   Mortgagor,

                                       TO

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                             as Agent and Mortgagee,


                            Relating to Premises in:

                           Miami-Dade County, Florida

                           DATED: As of April 23, 2002


================================================================================

                       This instrument was prepared by and
                     after recording should be returned to:

                               David G. Crumbaugh
                                Latham & Watkins
                           233 S. Wacker, Street 5800
                             Chicago, Illinois 60606

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DOCUMENTARY STAMP TAX IN THE AMOUNT OF $26,950 AND INTANGIBLE TAX IN THE AMOUNT
OF $14,000 HAVE PREVIOUSLY BEEN PAID ON THE INDEBTEDNESS SECURED BY THE MORTGAGE WHICH IS AMENDED BY THIS AMENDMENT NO. 1. THE ORIGINAL MORTGAGE IS RECORDED IN OFFICIAL RECORDS BOOK 19734, PAGE 2809, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA.

                               AMENDMENT NO. 1 TO
                               ------------------
               MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES
               --------------------------------------------------
                AND RENTS, FINANCING STATEMENT AND FIXTURE FILING
                -------------------------------------------------

     THIS AMENDMENT NO. 1 TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING ("Amendment") is made as of April 23, 2002 by BENTLEY'S LUGGAGE CORP., a Florida corporation, with its principal office at 7401 Boone Avenue North, Brooklyn Park, Minnesota 55428 ("Mortgagor"), to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (formerly a New York corporation) with its address at 500 West Monroe Chicago, Illinois 60661, as mortgagee, assignee and secured party, in its capacity as agent on behalf of itself as lender and for the Lenders as hereinafter defined (together with any successors or assigns in such capacity, the "Agent" or "Mortgagee").

                                    RECITALS

     WHEREAS, on April 23, 2002 Wilsons Leather Holdings Inc., a Minnesota corporation ("Borrower") entered into that certain Fourth Amended and Restated Credit Agreement by and among each of the financial institutions named therein (the "Lenders"), the Agent, and certain of Borrower's corporate Affiliates (as defined in the Credit Agreement) (as the same may be amended, restated, modified or otherwise supplemented and in effect from time to time, hereinafter the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein are defined as used in the Credit Agreement) which Credit Agreement amended and restated that certain Third Amended and Restated Credit Agreement dated as of June 19, 2001, by and among the Borrower, the Agent, the Lenders party thereto, and certain of Borrower's corporate Affiliates;

     WHEREAS, by a Joinder dated as of April 13, 2001, Mortgagor became a party to that certain Store Guarantors' Guaranty dated as of May 25, 1996 (as amended , restated or otherwise modified from time to time and reaffirmed by Mortgagor as of the date hereof, the "Guaranty"), whereby Mortgagor has guaranteed all of the Obligations of Borrower under the Credit Agreement;

     WHEREAS, Mortgagor executed that certain Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing in favor of Mortgagee dated as of June 19, 2001 and recorded on June 21, 2001 with the County Clerk, Miami-Dade County, Florida as Official Records No. 19734 Page 2809 to Page 2836 ("Mortgage"), relating to that certain real property located in Miami-Dade County, Florida and more fully described on Exhibit A hereto, to secure the payment and performance of the Secured Indebtedness (as defined in the Mortgage), including, among others, any and all obligations of Mortgagor under the Guaranty; and

     WHEREAS, the parties to the Credit Agreement agreed to, inter alia, (i) extend the Commitment Termination Date until June 30, 2005 and (ii) decrease the Revolving Loan Commitment to $180,000,000, all upon the terms and subject to the conditions set forth in the Credit Agreement, including, among others, the condition precedent that Mortgagor agrees to amend the Mortgage as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, each party agrees as follows:

     1. Amendments to the Mortgage.

     (a) The second sentence in the seventh "Whereas" clause in the Recitals is hereby amended and restated to read in its entirety as follows:

          "The original principal amount of Secured Indebtedness secured by this Mortgage is TWO HUNDRED FIVE MILLION DOLLARS ($205,000,000) and may decrease or increase from time to time."

     (b) The fifth sentence of Section 3.4(b) of the Mortgage is hereby amended by deleting the amount of "$5,000,000" and adding the amount of "$1,000,000" in place thereof.

     (c) The notice address for Mortgagee set forth in Section 5.1(ii) of the Mortgage is hereby amended and restated to read in its entirety as follows:

          "If to Mortgagee:

                General Electric Capital Corporation
                500 West Monroe
                Chicago, Illinois 60661
                Attention: Wilsons Leather Account Manager
                Telecopier No.: (312) 463-2257
                Telephone No.: (312) 463-3855

                with copies to:
                --------------

                Latham & Watkins
                233 South Wacker Drive
                Suite 5800
                Chicago, Illinois 60606
                Attention: David G. Crumbaugh
                Telecopier No.: (312) 993-9767
                Telephone No.: (312) 876-7660

                and
                ---

                General Electric Capital Corporation
                201 High Ridge Road
                Stamford, Connecticut 06927-5100
                Attention: Corporate Counsel
                Telecopier No.: (203) 316-7889
                Telephone No.: (203) 316-7552"


                                       2

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     2. Ratification. The Mortgage (as amended by this Amendment) shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     3. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original and binding upon the party signing such counterpart, and all such counterparts taken together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]


                                       3

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     IN WITNESS WHEREOF, Mortgagor and Mortgagee have duly signed and delivered this Amendment as of the date first above written.


                                       MORTGAGOR:

                                       BENTLEY'S LUGGAGE CORP.,
                                       a Florida corporation

                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Title: Senior Vice President and CFO
                                              ----------------------------------

                                       Witnesses:

                                       /s/ Corrine G. Lapinsky
                                       -----------------------------------------
                                       print name: Corrine G. Lapinsky
                                                   -----------------------------

                                       /s/ Katherine G. Wodtke
                                       -----------------------------------------
                                       print name: Katherine G. Wodtke
                                                   -----------------------------


                                       MORTGAGEE:

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Donna H. Evans
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       Witnesses:

                                       /s/ Lynn Gosselin
                                       -----------------------------------------
                                       print name: Lynn Gosselin

                                       /s/ Kristina M. Miller
                                       -----------------------------------------
                                       print name: Kristina M. Miller


                 Signature Page To Amendment No. 1 to Mortgage

STATE OF MINNESOTA         )
                           )SS
COUNTY OF HENNEPIN         )

     The foregoing instrument was acknowledged before me this 23rd day of April, 2002, by Peter G. Michielutti as Senior Vice President and CFO of BENTLEY'S LUGGAGE CORP., a Florida corporation, on behalf of said corporation. He/She is personally known to me or has produced a driver's license as identification.

     WITNESS my hand and official seal.


                                       /s/ Melissa Tollefson
                                       -----------------------------------------
                                       Notary Public in and for
                                       said County and State

[SEAL]



STATE OF ILLINOIS          )
                           )SS
COUNTY OF COOK             )

     The foregoing instrument was acknowledged before me this 23rd day of April, 2002, by Donna H. Evans, as Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, on behalf of said corporation. He/She is personally known to me or has produced _________________ as identification.

     WITNESS my hand and official seal.


                                       /s/ Sharon Hayes
                                       -----------------------------------------
                                       Notary Public in and for
                                       said County and State

[SEAL]


                   Notary Page To Amendment No. 1 to Mortgage


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                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

Lot 12, Block 1 of JETSTREAM SUBDIVISION, according to the Plat thereof as recorded in Plat Book 129, Page 96 of the Public Records of MIAMI-DADE County, Florida.

AND

The South 80 feet of Lot 4 and Lot 5 LESS the South 210 feet thereof, Block 1 of the MIAMI INTERNATIONAL PARK, according to the Plat thereof as recorded in Plat Book 116, Page 98 of the Public Records of MIAMI-DADE County, Florida.



                                   Exhibit A